UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KINGSWAY FINANCIAL SERVICES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.investorvote.com/KFSI or scan the QR code — login details are located in the shaded bar below. Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Kingsway Financial Services Inc. Shareholder Meeting to be Held on May 18, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement and Annual 10-K to shareholders are available at: www.investorvote.com/KFSI Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/KFSI. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2026 to facilitate timely delivery. 2 N O T 0491HC

Shareholder Meeting Notice Kingsway Financial Services Inc.’s Annual Meeting of Shareholders will be held on May 18, 2026 at 9:00 A.M. ET, at New York Stock Exchange, Siebert Hall, 11 Wall St, New York, NY 10005. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2, 3, 4 and 5: 1. Election of Directors: 01 - John T. Fitzgerald 02 - Gregory P. Hannon 03 - Joshua S. Horowitz 04 - Terence M. Kavanagh 05 - Douglas Levine 06 - Adam J. Patinkin 07 - Corissa B. Porcelli 08 - Joseph D. Stilwell 2. To ratify the appointment of Plante & Moran, PLLC as the auditors of the Corporation for the fiscal year ending December 31, 2026; 3. To approve an amendment to the Corporation’s Certificate of Incorporation to change the Corporate name; 4. To approve an amendment to the Corporation’s 2020 Equity Incentive Plan dated September 21, 2020 to increase the number of Common Shares reserved for issuance; and 5. To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay). PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/KFSI. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Kingsway Financial Services Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by May 8, 2026.